SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NANOPHASE TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐            Fee paid previously with preliminary materials.

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

NANOPHASE TECHNOLOGIES CORPORATION

1319 Marquette Drive

Romeoville, Illinois 60446

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held June 18, 2024

A Special Meeting of Stockholders (the “Special Meeting”) of Nanophase Technologies Corporation (“Nanophase” or the “Company”) will be held at our corporate headquarters, 1319 Marquette Drive, Romeoville, Illinois, at 8:30AM Central Time, to consider the following proposals:

1.            To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 95,000,000 shares; and

2.            To act on such other matters as may properly come before the meeting or any adjournment thereof.

Before you vote, we encourage you to read the full text of the enclosed Proxy Statement for an explanation of the proposal. Whether or not you choose to attend the Special Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or, if you received a proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

Your vote is important. To ensure that your shares are voted at the meeting, we encourage you to act promptly. The Proxy Statement for the Special Meeting of Stockholders is also available on the internet at the website address identified on the enclosed Proxy Card.

By Order of the Board of Directors /s/ R. JANET WHITMORE

R. Janet Whitmore

Chair of the Board of Directors

NANOPHASE TECHNOLOGIES CORPORATION

Special Meeting of Stockholders

June 18, 2024

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nanophase Technologies Corporation (“Nanophase” or the “Company”) to be voted at the Special Meeting of Stockholders (the “Special Meeting”), which will be held on June 18, 2024, at 8:30AM Central Time at our corporate headquarters, 1319 Marquette Drive, Romeoville, Illinois, and any postponements or adjournments thereof. We are furnishing our proxy materials to stockholders on or about May 31, 2024.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers, and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

RECORD DATE

Stockholders of record at the close of business on May 17, 2024 (the “Record Date”), will be entitled to receive notice of, attend and vote at the Special Meeting. Each share of common stock that you owned as of the Record Date entitles you to one vote on each matter to be voted at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

Nanophase has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Special Meeting of Stockholders to be held on June 18, 2024, at 8:30AM Central Time, at the Company’s corporate headquarters located at 1319 Marquette Drive, Romeoville, Illinois. These materials have also been made available to you on the internet. These materials describe the proposal on which the Company would like you to vote and also give you information on this proposal so that you can make an informed decision. We are furnishing our proxy materials on or about May 31, 2024, to all stockholders of record entitled to vote at the Special Meeting.

What is included in these materials?

These materials include the proxy statement for this Special Meeting. The Proxy Statement for the Special Meeting of Stockholders is also available on the internet at the website address identified on the enclosed Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Jess Jankowski, our Chief Executive Officer and Corporate Secretary, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing Mr. Jankowski to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including amending our Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 shares to 95,000,000 shares, and acting on such other matters as may properly come before the meeting.

Vote Required; Quorum; Broker Non-Votes

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 54,860,984 shares of our common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 27,430,492 votes will be required to establish a quorum.

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Special Meeting in-person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Under the rules of the New York Stock Exchange (“NYSE”) applicable to voting by brokers, brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. It is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

Stockholders of Record

If on the record date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Special Meeting, if you do not vote over the internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on the record date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting & Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.

If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the internet by following the instructions provided on the enclosed Proxy Card.
●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.
●	In Person. You can vote at the meeting.

Beneficial Owners of Shares Held in Street Name.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the internet by following the instructions provided on the enclosed Proxy Card.
●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.
●	In Person. You can vote at the meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record.

If you are a stockholder of record and you:

●	indicate when voting on the internet that you wish to vote as recommended by the Board of Directors, or
●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under NYSE rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization or third parties acting on its behalf.

What is the Board’s recommendation?

The Board’s recommendation and its reasons for so recommending are set forth more fully below under “Discussion of Proposal to Be Voted On.” In summary, the Board recommends a vote:

●	for approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock.

With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, or if you currently receive multiple copies of this document and would prefer to receive only one copy, please specify such request and send such request to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois; Attention: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of May 13, 2024, by (i) each of our named executive officers, (ii) each of our directors, (iii) all directors and executive officers as a group, and (iv) all persons known to us to beneficially own five percent (5%) or more of our common stock or preferred stock.

There were 54,860,984 shares of our common stock outstanding as of May 17, 2024.

Name	Number of Shares Beneficially Owned(1)		Percent of Shares Beneficially Owned
DIRECTORS
R. Janet Whitmore	1,705,978		3.43%
Laura M. Beres	25,000		*
Mark E. Miller	-0-		*
EXECUTIVE OFFICERS
Jess A. Jankowski Chief Executive Officer and Director	638,950	(2)	1.27%
Kevin Cureton Chief Operating Officer	539,821		1.08%
All directors and executive officers as a group (5 persons)	2,909,749		5.74%
CERTAIN OTHER BENEFICIAL HOLDERS
Bradford T. Whitmore	34,884,596	(3)	63.75%

Unless otherwise indicated below, the person’s address is the same as the address for the Company.

*Denotes beneficial ownership of less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Includes (i) shares for options exercisable within 60 days of March 28, 2024, and (ii) unvested restricted stock units that will vest within 60 days of March 28, 2024, 2024.

(2)	Includes 1,000 shares held by Mr. Jankowski’s spouse.

(3)	Based solely on Mr. Whitmore’s Form 4 as filed with the SEC on March 5, 2024. Includes 8,684,270 shares of common stock held by Strandler, LLC, and 25,467,020 shares held by Bradford T. Whitmore, 675,515 shares held by Grace Investments, LLC, as well as 57,791 shares held by his daughter. Mr. Whitmore is the sole member of Strandler, LLC, and a general partner of Grace Investments, LLC. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of common stock held by Grace Investments, LLC. The address of the stockholder is 5215 Old Orchard Road, Suite 620, Skokie, Illinois 60077.

DISCUSSION OF PROPOSAL TO BE VOTED ON

PROPOSAL NO. 1: AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Purposes of the Proposed Increase in Authorized Stock

On April 4, 2024, our Board of Directors (the “Board”) approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 95,000,000 shares (the “Amendment”), as required under the Purchase Agreement described below. Under the terms of our Certificate of Incorporation and Delaware law, the Amendment must be approved by the holders of a majority of the outstanding shares of common stock. A copy of the Amendment, which is in the form of a Certificate of Amendment to Certificate of Incorporation, is attached to this Proxy Statement as Appendix A. The Amendment makes no other changes to our Certificate of Incorporation.

The Company has previously failed to obtain financing on acceptable terms from any sources other than its controlling stockholder, Bradford T. Whitmore, who is the brother of the chair of our Board, R. Janet Whitmore. Previously, the Company has entered into loan agreements and other debt instruments with affiliates of the Company’s controlling stockholder to fund its operations. As previously disclosed, after aggressive negotiation and the Board’s determination that such transaction was in the best interests of the Company to provide necessary financing to fund the Company’s operations, on March 1, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Strandler, LLC, an entity controlled by the Company’s controlling shareholder (“Strandler”), pursuant to which the Company issued to Strandler 15,000 shares of the Company’s Series X Preferred Stock. The Company will be required to issue and deliver 15,000,000 shares of its common stock if and when Strandler converts its shares of Series X Preferred Stock into shares of our common stock. The Company does not currently have enough authorized shares of common stock to fund such conversion and as a result is seeking shareholder approval of the Amendment. Upon approval of the Amendment, it is expected that Strandler will exercise its conversion rights under the Purchase Agreement. After the Company effects this conversion, you will suffer immediate dilution.

The Amendment is also intended to give the Company flexibility to issue common stock or securities convertible into common stock if an attractive opportunity to do so arises. In the future, the Company may also explore the possibility of entering into one or more other convertible note or other equity-linked transactions to provide liquidity to allow it to continue to pursue its current business plan. If the Company issues additional shares of common stock, the ownership interests of holders of our common stock will be diluted. Also, if the Company issues additional shares of preferred stock, the shares may have rights, preferences, and privileges senior to those of its common stock.

Description of the Amendment

As of May 17, 2024, our authorized capital stock of 60,024,088 consisted of 60,000,000 shares of common stock, of which 54,860,984 shares were outstanding and 24,088 shares of preferred stock, 9,088 shares of which were outstanding. Approximately 3,091,234 shares of common stock may be issued upon the exercise of options under our employee incentive arrangements.

Under the terms of the Amendment, the total number of authorized shares of capital stock will be increased to 95,024,088. The number of shares of common stock authorized will be increased to 95,000,000. The number of shares of preferred stock will remain unchanged at 24,088. The newly authorized shares of common stock will be identical to previously authorized shares of common stock and will entitle the holders thereto to the same rights and privileges as holders of the previously authorized shares, including the right to cast one vote per share and to receive dividends if and to the extent we declare and pay them. There would be no change in the par value of $0.01 per share. Stockholders would have no preemptive rights with respect to the issuance of additional common stock.

Anti-takeover effects of the Increase in Authorized Shares

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional shares of common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support our Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Certificate of Amendment to increase the number of authorized shares of common stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Interest of Certain Persons in Matters to Be Acted Upon

None of the Company’s officers or directors has an interest in the Amendment, except to the extent they are stockholders or holders of options issued by the Company and the Amendment may result in increased liquidity of our common stock and the exercisability of such options.

As disclosed above, the Amendment is required under the Purchase Agreement with Strandler, an entity controlled by our controlling stockholder (who is the brother of R. Janet Whitmore, the chair of our Board), to allow for the conversion of the 15,000 shares of Series X Preferred Stock sold pursuant to the Purchase Agreement.

Procedure for Implementing the Increase in Authorized Shares

The Amendment will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required to Approve the Increase in Authorized Shares of Common Stock

Under the terms of our Certificate of Incorporation and Delaware law, the Amendment must be approved by the holders of a majority of the outstanding shares of common stock. Abstentions will have the same effect as votes against the Amendment. Because the Amendment is expected to be considered a “routine” matter, we do not expect to receive any “broker-non-votes.” However, if any “broker non-votes” are received, they would have the same effect as votes against the Amendment.

Board Recommendation

The Board recommends that stockholders vote FOR the Amendment.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Householding

Under SEC rules, only one proxy statement need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with account holders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate proxy statement, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois; Attention: Corporate Secretary.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Proxy Statement, the Proxy card and establishment of the internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors /s/ R. JANET WHITMORE

R. Janet Whitmore

Chair of the Board of Directors

APPENDIX A

SIXTH AMENDMENT

TO

THE CERTIFICATE OF INCORPORATION

OF

NANOPHASE TECHNOLOGIES CORPORATION

Pursuant to the Certificate of Incorporation of Nanophase Technologies Corporation, as amended, and the Delaware General Corporation Law, the undersigned corporation, organized and existing under and by virtue of the Delaware General Corporation Law, hereby adopts the following Amendment to its Certificate of Incorporation:

FIRST: That at a meeting of the Board of Directors of Nanophase Technologies Corporation (the “Corporation”) resolutions were duly adopted setting forth this proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration at a special meeting of the Corporation’s stockholders.

SECOND: Article IV, Section A of the Certificate of Incorporation of the Corporation, as previously amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE IV

A. The Corporation shall have authority to issue the following classes of stock in the number of shares and at the par value as indicated opposite the name of the class:

Class	Number of Shares Authorized	Par Value per Share
Common Stock (the “Common Stock”)	95,000,000	$.01
Preferred Stock (the “Preferred Stock”)	24,088	$.01

The designations and the powers, preferences and relative participating, option or other rights of the Common and Preferred stockholders, and the qualifications, limitations or restrictions thereof remain unchanged.

THIRD: Pursuant to Section 242 of the Delaware General Corporation Law, at a special meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law, a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class duly approved the amendment to the Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FIFTH: This amendment shall be effective on the date this Certificate of Amendment is filed with and accepted by the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this _____ day of ________, 2024.

Nanophase Technologies Corporation

By:
Jess Jankowski
Chief Executive Officer

NANOPHASE TECHNOLOGIES CORPORATION 1319 MARQUETTE DRIVE ROMEOVILLE, ILLINOIS 60446

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V52191-S89090	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NANOPHASE TECHNOLOGIES CORPORATION

The Board of Directors recommends you vote FOR proposal 1.		For	Against	Abstain

1.	TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 95,000,000.	☐	☐	☐

NOTE: EACH OF THE PERSONS NAMED AS PROXIES ARE AUTHORIZED, IN SUCH PERSON'S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement and Form 10K are available at www.proxyvote.com

V52192-S89090

NANOPHASE TECHNOLOGIES CORPORATION
1319 MARQUETTE DRIVE
ROMEOVILLE, ILLINOIS 60446

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Jess Jankowski, with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorize(s) Mr. Jankowski to represent and to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, on Tuesday, June 18, 2024 at 8:30 a.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side